1 | NASDAQ: SLP Investor Presentation NASDAQ: SLP Q3 FY22 Update 1

2 | NASDAQ: SLP Safe Harbor Statement With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: continuing demand for the Company’s products, competitive factors, the Company’s ability to finance future growth, the Company’s ability to produce and market new products in a timely fashion, the Company’s ability to continue to attract and retain skilled personnel, and the Company’s ability to sustain or improve current levels of productivity. Further information regarding the Company’s risk factors is contained in the Company’s quarterly and annual reports filed with the Securities and Exchange Commission.

3 | NASDAQ: SLP About Us Leading provider of modeling and simulation software and services used by major pharmaceutical, biotech, and regulatory agencies worldwide to make better model-informed data-driven decisions (MIDD). 1996 Founded >150 Employees >10 yrs Profit/rev growth >1300 Publications >70 Scientific PhDs >90% Client Retention >250 Clients

4 | NASDAQ: SLP Investment Highlights Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Double-digit revenue growth with strong operating leverage Accretive M&A Strategy

5 | NASDAQ: SLP Our Markets Key Drivers 1. Acceptance & increasing adoption of MIDD technology by industry & regulators 2. Pharma spend rates continue to grow with large allocation towards Biosimulation 3. Biosimulation growing at 4-5X total R&D spend SLP growing faster than Biosimulation TAM $176B³ Annual Pharma R&D Spend $2B+⁴ Biosimulation TAM (est.) 12-15% Annual Growth (est.) +3%³ Annual Growth (est.)

6 | NASDAQ: SLP Drug Development Challenges Avg. cost of $2B and 10+ years to bring a drug to market 1 What candidates? How does the drug move through the body? How is it administered? How is it supposed to work? What is the desired effect? What are the risks? Lead Selection Pharmacology ADMET DMPK Treatment Regimen Clinical Efficacy Safety

7 | NASDAQ: SLP Our Value Proposition We create value for our customers by accelerating & reducing the cost of R&D through innovative, science-based software & consulting solutions that optimize treatment options and improve patient lives. Outcomes Patient Efficacy Patient Safety Regulatory Approval Commercial Success AI = Artificial Intelligence; ML = Machine Learning Streamlines processes & replaces trial & error with in silico decision making Provides accurate models, continuously improved with ever-growing data sets Improves new drug candidate selection with predictive AI & ML capabilities* Better informs clinical trial design and results analysis Identifies potential safety liabilities earlier to avoid costly clinical failures Optimizes efficacy and minimizes toxicity by efficiently identifying dosing regimens

8 | NASDAQ: SLP How We Help – Software and Services Software Most comprehensive & widely recognized tools for MIDD Ongoing development & reinvestment incorporates latest science & ensures seamless UX Services Operational efficiencies that lead to accurate/timely decision making & regulatory reporting Therapeutic, modeling, & regulatory knowledge not always present in-house Resource flexibility for clients with insufficient internal resources or capabilities

9 | NASDAQ: SLP Consulting Services & Regulatory Interactions QSP/QSTOther Software Pharmacometrics Solutions Span Drug Development Process Guiding the path between M&S and pharma R&D Cheminformatics AI ML PBPK/PBBM

10 | NASDAQ: SLP Safety Clinical Efficacy ADMET DMPK Treatment Regimen Lead Selection Pharmacology Services PBPK/PBBM Preclinical Regulatory Consulting Software PBPK Software Solutions and AI Data Mining

11 | NASDAQ: SLP QSP/QST Solutions Services QSP Consulting QST Consulting Software Safety Clinical Efficacy ADMET DMPK Treatment Regimen Lead Selection Pharmacology

12 | NASDAQ: SLP Pharmacometrics Solutions Services Pharmacometrics Clinical Pharmacology Clinical Regulatory Consulting Software Safety Clinical Efficacy ADMET DMPK Treatment Regimen Lead Selection Pharmacology

13 | NASDAQ: SLP Product Gaps, Adjacencies & Extensions Consolidate Fragmented Market Take Share Low Penetration Rates Growth Opportunities & Capital Allocation ➢ Fill gaps in the current product offerings, expand TAM • R&D - enhance models & develop new tools • M&A - consolidate market, expand into adjacent markets, market extensions ➢ Increasing acceptance by industry & FDA ➢ Sales and Distribution Investment • Improve/expand sales infrastructure •New customer growth in U.S., Europe, Asia • Expand small/mid-sized biotech client base • Product and service cross-selling Substantial Runway for Growth Market Growth + Regional Expansion

14 | NASDAQ: SLP Environmental, Social, and Governance (ESG) 14 Strategic priorities that form the foundation of our sustainability framework and highlights

15 | NASDAQ: SLP Financials 15

16 | NASDAQ: SLP Q3 FY22 Highlights ➢Strong momentum to begin year ➢Continued strong double-digit software performance ➢ Service services backlog growth +17% Revenue Growth +11% Diluted EPS Growth +34% Services Backlog Growth ➢Demonstrated scientific leadership ➢New software releases ➢Key pharma and regulatory collaborations ➢Results in-line with guidance 42% Adj. EBITDA Margin* 92% Software Renewal Rates * See reconciliation at end of presentation

17 | NASDAQ: SLP Q4 Revenue (in millions) +17% Total Revenue Growth $6.9 $8.3 $9.6 $5.4 $4.5 $5.3 $12.3 $12.8 $14.9 3Q20 3Q21 3Q22 Software Services 65% 35% 3Q21 Mix Software Services 64% 36% 3Q22 Mix Software Services +16% Software Revenue Growth 19% Services Revenue Growth Q3 FY22 Revenue (in millions)

18 | NASDAQ: SLP 67% 11% 16% 6% Q3 FY22 Revenue Breakdown 5% 25% 23% 47% Other PBPK QSP/QST PKPD Software Mix Services Mix Other

19 | NASDAQ: SLP Services Performance Metrics $12 $12 $17 3Q20 3Q21 3Q22 Backlog (in millions) Backlog Q3 FY22 Services Performance Metrics Total Projects 64 45 76 18 18 21 54 33 83 35 16 136 131 196 3Q20 3Q21 3Q22 PKPD QSP/QST PBPK Other

20 | NASDAQ: SLP Summary Leader in software and services for the drug discovery, development, and regulatory approval process Low market penetration + share gain opportunity in large and growing market Double-digit revenue growth with strong operating leverage Accretive M&A Strategy

21 | NASDAQ: SLP Thank you! Investor Relations Contacts: Brian Siegel Managing Director Hayden IR +1-346-396-8696 brian@haydenir.com Renee Bouche Simulations Plus +1-661-723-7723 renee@simulations-plus.com Learn More! www.simulations-plus.com

22 | NASDAQ: SLP References 1. Biopharmaceutical Research and Development: The Process Behind New Medicines. www.PhRMA.org, January 2012, Washington, US http://phrma docs.phrma.org/sites/default/files/pdf/rd_brochure_022307.pdf. 2. Brochure: “Biopharmaceutical Research & Development: The Process Behind New Medicines”. PhRMA. 3. EvaluatePharma® World Preview 2017, Outlook to 2022, 10th Edition, June 2017, p. 19. 4. Biosimulation Market Size, Share & Trends Analysis Report By Product (Software, Services), By Application (Drug Development, Drug Discovery), By End Use, By Region, And Segment Forecasts, 2021 - 2028

23 | NASDAQ: SLP Adjusted EBITDA Reconciliation SIMULATIONS PLUS, INC. (Unaudited) 2021 2022 (in millions) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Fiscal Year Fiscal YTD Net Income 2.5$ 3.2$ 3.8$ 0.3$ 3.0$ 4.4$ 4.1$ 9.8$ 11.5$ Excluding: Interest income and expense, net (0.1) (0.0) (0.0) (0.0) (0.1) (0.1) (0.1) (0.2) (0.3) Provision for income taxes 0.5 0.2 0.7 (0.1) 0.8 1.1 0.7 1.3 2.7 Depreciation and amortization 0.9 0.9 0.9 1.0 0.8 1.0 0.9 3.6 2.7 Stock-based compensation 0.5 0.7 0.6 0.6 0.6 0.7 0.7 2.4 2.0 Adjusted EBITDA 4.3$ 5.0$ 5.9$ 1.7$ 5.3$ 7.2$ 6.3$ 16.9$ 18.7$ Reconciliation of Adjusted EBITDA to Net Income 2021 2022